UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): September 7, 2021

INSIGHT ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street, New York, New York 10128	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	INAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	INAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	INAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 7, 2021, Insight Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 24,000,000 (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,500,000 warrants (the “Sponsor Private Placement Warrants”) to Insight Acquisition Sponsor LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,500,000. In addition, simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 1,200,000 warrants (the “UW Private Placement Warrants” and together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”) to Cantor and Odeon at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $1,200,000.

A total of $241,200,000, comprised of $232,500,000 of the proceeds from the IPO (which amount includes $12,000,000 of the underwriters’ deferred discount) and $8,700,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of September 7, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet, as of September 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ACQUISITION CORP.

Date: September 13, 2021	By:	/s/ Jeff Gary
	Name:	Jeff Gary
	Title:	Chief Executive Officer and Chief Financial Officer